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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2000

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                                 CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-27470                        54-725021
      (State or other             (Commission File Number)           (I.R.S. Employer)
      jurisdiction of                                               Identification No.)
      incorporation or
       organization)

            2100 RESTON PARKWAY
              RESTON, VIRGINIA                                                   20191
  (Address of principal executive offices)                                    (Zip Code)

       Registrant's telephone number, including area code: (703) 620-4200


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ITEM 5.  OTHER EVENTS

         The purpose of this Current Report on Form 8-K is to report that on June 28, 2000, the Registrant entered into a subscription agreement with Melton Foundation, an entity controlled by one of its directors, William N. Melton, pursuant to which Melton Foundation agreed to purchase 1,000,000 shares of the Registrant's common stock at a price per share of $5.50, for aggregate proceeds of $5,500,000. The Registrant and Melton Foundation completed this transaction on June 30, 2000.

         The subscription agreement is filed as an exhibit to this Current Report. This summary description of the transaction is qualified in its entirety by reference to the subscription agreement filed as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         4.25 Subscription Agreement between the Registrant and Melton Foundation dated June 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CyberCash, Inc.
                                             /s/ JOHN H. KARNES
                                            ---------------------------------
June 30, 2000                               By:   John H. Karnes
                                                  Chief Financial Officer